                                                                                                                                                                                                 Exhibit 10.20

SECOND MODIFICATION AGREEMENT

This SECOND MODIFICATION AGREEMENT (this "Agreement") dated as of December 29, 2003 to be effective as of January 31, 2004 by and between LANTANA OFFICE PROPERTIES I, L.P., a Texas limited partnership (formerly known as 7500 Rialto Boulevard, L.P.) ("Borrower") and COMERICA BANK ("Lender");

W I T N E S S E T H:

WHEREAS, Borrower has executed and delivered to Lender, inter alia, (i) that certain Promissory Note dated June 11, 2001, payable to the order of Lender in the original principal sum of $18,350,000, with interest and principal payable as therein provided (the "Note"), (ii) that certain Amended and Restated Deed of Trust dated June 11, 2001 from Borrower for the benefit of Lender, recorded as Document No. 2001096821, in the Real Property Records of Travis County, Texas, as amended by that certain Modification Agreement (the "Modification Agreement") dated January 31, 2003 and recorded under Document No. 2003032167 in the Real Property Records of Travis County, Texas, (as amended, the "Deed of Trust") covering certain real and personal property described therein (the "Mortgaged Property"), (iv) that certain Construction Loan Agreement dated June 11, 2001 by and between Borrower and Lender (the "Loan Agreement"), and (iv) that certain Assignment of Rents and Leases dated June 11, 2001, executed by Borrower as Assignor, for the benefit of Lender, as Assignee (the "Assignment of Rents");

WHEREAS, Borrower, Stratus 7000 West Joint Venture ("7000 West JV"), Stratus Properties Inc. ("Stratus"), Stratus Properties Operating Co., L.P., Circle C Land Corp., Austin 290 Properties, Inc., and Oly Stratus Barton Creek I Joint Venture (collectively the "Related Parties") and Lender entered into that certain Modified Cross-Default and Cross-Collateralization Agreement dated effective as of February 27, 2002 recorded in the Real Property Records of Travis, Hays, Bexar, Denton and Harris Counties whereby the Mortgaged Property and certain other collateral and loans are cross-collateralized and cross-defaulted (the "Cross-Default Agreement");

WHEREAS, Stratus has executed and delivered to Lender that certain Guaranty dated June 11, 2001 and 7000 West JV has executed and delivered to Lender that certain Guaranty dated as of January 31, 2003 (collectively, the "Guaranty") (the Note, Deed of Trust, Loan Agreement, Assignment of Rents, Cross-Default Agreement, Guaranty and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Note being herein collectively called the "Loan Documents");

WHEREAS, the Note is due and payable on January 31, 2004;

WHEREAS, Borrower has requested that Lender extend the term of the Note to January 31, 2005 pursuant to the terms of Borrower's extension option as provided in Paragraph 9 of the Modification, and Lender is willing to do so on the terms and conditions set forth below;

WHEREAS, Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Defined Terms.  Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2.

                        Extension of Maturity Date.  The maturity date of the Note is hereby extended to January 31, 2005 (the “Maturity Date”).  The liens, interests, assignments, and other rights evidenced by the Deed of Trust, Assignment of Rents, Cross-Default Agreement and the other Loan Documents are hereby renewed and extended to secure payment of the Note as extended hereby.

3.

                        Extension Fee.  As a condition to the extension of the Maturity Date, Borrower shall pay to Lender an extension fee in the amount of $18,937.50 (the “Extension Fee”), as consideration for the extension of the maturity of the Note.

4.

                        Decrease in Loan Commitment and Principal Paydown.  Borrower and Lender each agree that the amount of the Loan and Lender's commitment to fund advances under the Loan Agreement is hereby reduced by $225,000 (the "Loan Decrease").  Accordingly, the maximum outstanding principal balance of the Loan shall not exceed $7,575,000 and Borrower shall make a principal payment of $69,900 to Lender as a condition to the effectiveness of this Agreement.  The amount of $2,932,016 remains available for funding under Section 13 of the Modification Agreement subject to the terms thereof.  Any amounts repaid thereunder may not be reborrowed.

5.

                       Payments; Future Extensions.  Notwithstanding anything to the contrary contained in the Loan Documents, during this First Loan Extension (as defined in the Modification), Borrower shall continue to pay monthly installments of principal plus accrued but unpaid interest as provided in the Modification until the Maturity Date, on which date all outstanding principal and accrued but unpaid interest and all other sums outstanding under the Note shall be due and payable in full, unless Borrower exercises the Second Loan Extension (as defined in the Modification) in accordance with the terms and conditions thereof.  Borrower and Lender acknowledge and agree that (i) all conditions precedent to the First Loan Extension (other than delivery of current tenant estoppels), have been met, (ii) the extension of the maturity of the Loan pursuant to this Agreement shall constitute the exercise by Borrower of the First Loan Extension under the Modification and (iii) Borrower shall continue to have the right to exercise the Second Loan Extension, provided that Borrower satisfies all terms and conditions to the effectiveness of the Second Loan Extension set forth in the Modification.  All of the terms and conditions of the Second Loan Extension shall remain in full force and effect.

6.

                       Representations and Warranties.  Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and legally existing under the laws of the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower's articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower's knowledge there exists no uncured default under any of the Loan Documents.  Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

            7.    Delivery of Tenant Estoppels.  Borrower agrees to deliver to Lender by no later than February 15, 2004, current tenant estoppel certificates (which certificates shall be reasonably satisfactory to Lender in form and substance) from each tenant who has entered into a Tenant Lease for a portion of the Mortgaged Property.

               8.

                      Further Assurances.  Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

                9.

                       Default; Remedies.  If Borrower shall fail to keep or perform any of the covenants or agreements contained herein (subject to the applicable notice and cure periods provided in the Loan Agreement) or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

               10.

                        Endorsement to Mortgagee Title Policy.  Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

                11.

                        Ratification of Loan Documents.  Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect.  Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust, the Assignment of Rents, Cross-Default Agreement and the other Loan Documents for the payment of the Note.  The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects.  All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower's obligation to repay the Note.

                12.

                        Liens Valid; No Offsets or Defenses.  Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

                13.

                        Merger; No Prior Oral Agreements.  This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements.  No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower.  Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

                14.

                        Notices.  Any notice or communication required or permitted hereunder or under any of the Loan Documents shall be given in writing and sent in the manner required under the Loan Agreement.

                15.

                        Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

                16.

                        Release of Lender.  Borrower and Guarantor hereby release, remise, acquit and forever discharge Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

                17.

                        Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

                18.

                        Severability.  If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

                19.

                        Time of the Essence.  It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

                20.

                        Representation by Counsel.  The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party.  The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

                21.

                        Governing Law.  This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

                22.

                        Successors and Assigns.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                23.

                        Notice of No Oral Agreements.  Borrower and Lender hereby take notice of and agree to the following:

                A.

                      PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

                B.

                        PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

                C.

                        THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of January 31, 2004.

                                                                         BORROWER:

LANTANA OFFICE PROPERTIES I, LP.,

a Texas limited partnership,

formerly known as 7500 Rialto Boulevard, L.P.

By:

          STRS L.L.C.,

a Delaware limited liability company,

          its General Partner

By:

Stratus Properties Inc.

a Delaware corporation,

its Sole Member

By:  /s/ John E.Baker

Name:  John E. Baker

Title:    Senior Vice President

LENDER:

COMERICA BANK

By:

/s/ Shery R. Layne

                                                                                                Name:  Shery R. Lane

                                                                        Title:  Senior Vice President

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was acknowledged before me on the 29th day of December, 2003, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Lantana Office Properties I, L.P., a Texas limited partnership, on behalf of said corporation, limited liability company and limited partnership.

    /s/ Gregg C. Krumme

Notary Public, State of Texas

My Commission Expires:   May 18, 2006

Printed Name of Notary:  Gregg C. Krumme

STATE OF TEXAS

§

§

COUNTY OF DALLAS

§

This instrument was acknowledged before me on the 5th day of January, 2004, by Shery Layne, Senior Vice President of Comerica Bank, a Michigan banking association on behalf of said banking association.

    /s/ Allene Medlock

Notary Public, State of Texas

My Commission Expires:   November 14, 2007

Printed Name of Notary:  Allene Medlock

CONSENT OF GUARANTOR

For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STRATUS PROPERTIES INC., a Delaware corporation and STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture (collectively, "Guarantor"), each hereby consents to and joins in the above Second Modification Agreement and hereby declares to and agrees with Lender that all of the obligations of the Guarantor under the Guaranty are and shall be unaffected by said transactions and that the Guaranty is hereby ratified and confirmed in all respects.

Executed on the date of acknowledgement below but effective as of January 31, 2004.

GUARANTOR:

STRATUS PROPERTIES INC.,

a Delaware corporation

By:  /s/ John E. Baker

                                                                        Name: John E. Baker

Title:   Senior Vice President

STRATUS 7000 WEST JOINT VENTURE,

a Texas joint venture

By:  Stratus 7000 West, Ltd.,

a Texas limited partnership

Joint Venturer

By:  STRS L.L.C.,

a Delaware limited liability company,

its General Partner

By:  Stratus Properties Inc.,

a Delaware corporation,

its Sole Member

By:     /s/ John E. Baker

Name:  John E. Baker

Title:    Senior Vice President

By:  STRS L.L.C.,

a Delaware limited liability company,

Joint Venturer

By:  Stratus Properties Inc.,

       a Delaware corporation,

       its Sole Member

By:     /s/ John E. Baker

Name:  John E. Baker

Title:    Senior Vice President

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was acknowledged before me on the 29th day of December, 2003, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation.

   /s/ Gregg C. Krumme

Notary Public, State of Texas

My Commission Expires:   May 18, 2006

Printed Name of Notary:  Gregg C. Krumme

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was acknowledged before me on the 29th day of December, 2003, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus 7000 West, Ltd., a Texas limited partnership, Joint Venturer of Stratus 7000 West Joint Venture, a Texas joint venture, on behalf of said corporation, limited liability company, limited partnership and joint venture.

                                                                                                   /s/ Gregg C. Krumme

Notary Public, State of Texas

My Commission Expires:   May 18, 2006

Printed Name of Notary:  Gregg C. Krumme

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

This instrument was acknowledged before me on the 29th day of December, 2003, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, Joint Venturer of Stratus 7000 West Joint Venture, a Texas joint venture, on behalf of said corporation, limited liability company and joint venture.

                                                                        /s/ Gregg C. Krumme

Notary Public, State of Texas

My Commission Expires:   May 18, 2006

Printed Name of Notary:  Gregg C. Krumme